Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Dillard’s, Inc. (“Dillard’s”), acting pursuant to authorization of the Board of Directors of Dillard’s, hereby appoints James I. Freeman and Paul J. Schroeder, Jr., or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Dillard’s, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to (i) the issuance and sale of up to 3,000,000 shares of Class A Common Stock, $.01 par value, of Dillard’s to be issued and delivered in accordance with the Dillard’s, Inc. Retirement Plan Trust (formerly, the Dillard Department Stores, Inc. Retirement Plan) (the “Plan”); and (ii) an indeterminate number of interests to be offered or sold pursuant to the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

/s/ William T. Dillard, II
William T. Dillard, II

June 30, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Dillard’s, Inc. (“Dillard’s”), acting pursuant to authorization of the Board of Directors of Dillard’s, hereby appoints James I. Freeman and Paul J. Schroeder, Jr., or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Dillard’s, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to (i) the issuance and sale of up to 3,000,000 shares of Class A Common Stock, $.01 par value, of Dillard’s to be issued and delivered in accordance with the Dillard’s, Inc. Retirement Plan Trust (formerly, the Dillard Department Stores, Inc. Retirement Plan) (the “Plan”); and (ii) an indeterminate number of interests to be offered or sold pursuant to the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

/s/ Alex Dillard
Alex Dillard

June 30, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Dillard’s, Inc. (“Dillard’s”), acting pursuant to authorization of the Board of Directors of Dillard’s, hereby appoints James I. Freeman and Paul J. Schroeder, Jr., or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Dillard’s, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to (i) the issuance and sale of up to 3,000,000 shares of Class A Common Stock, $.01 par value, of Dillard’s to be issued and delivered in accordance with the Dillard’s, Inc. Retirement Plan Trust (formerly, the Dillard Department Stores, Inc. Retirement Plan) (the “Plan”); and (ii) an indeterminate number of interests to be offered or sold pursuant to the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

/s/ Mike Dillard
Mike Dillard

June 30, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Dillard’s, Inc. (“Dillard’s”), acting pursuant to authorization of the Board of Directors of Dillard’s, hereby appoints James I. Freeman and Paul J. Schroeder, Jr., or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Dillard’s, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to (i) the issuance and sale of up to 3,000,000 shares of Class A Common Stock, $.01 par value, of Dillard’s to be issued and delivered in accordance with the Dillard’s, Inc. Retirement Plan Trust (formerly, the Dillard Department Stores, Inc. Retirement Plan) (the “Plan”); and (ii) an indeterminate number of interests to be offered or sold pursuant to the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

/s/ Drue Matheny
Drue Matheny

June 30, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Dillard’s, Inc. (“Dillard’s”), acting pursuant to authorization of the Board of Directors of Dillard’s, hereby appoints James I. Freeman and Paul J. Schroeder, Jr., or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Dillard’s, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to (i) the issuance and sale of up to 3,000,000 shares of Class A Common Stock, $.01 par value, of Dillard’s to be issued and delivered in accordance with the Dillard’s, Inc. Retirement Plan Trust (formerly, the Dillard Department Stores, Inc. Retirement Plan) (the “Plan”); and (ii) an indeterminate number of interests to be offered or sold pursuant to the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

/s/ Frank R. Mori
Frank R. Mori

June 30, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Dillard’s, Inc. (“Dillard’s”), acting pursuant to authorization of the Board of Directors of Dillard’s, hereby appoints James I. Freeman and Paul J. Schroeder, Jr., or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Dillard’s, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to (i) the issuance and sale of up to 3,000,000 shares of Class A Common Stock, $.01 par value, of Dillard’s to be issued and delivered in accordance with the Dillard’s, Inc. Retirement Plan Trust (formerly, the Dillard Department Stores, Inc. Retirement Plan) (the “Plan”); and (ii) an indeterminate number of interests to be offered or sold pursuant to the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

/s/ J.C. Watts, Jr.
J.C. Watts, Jr.

June 30, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Dillard’s, Inc. (“Dillard’s”), acting pursuant to authorization of the Board of Directors of Dillard’s, hereby appoints James I. Freeman and Paul J. Schroeder, Jr., or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Dillard’s, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to (i) the issuance and sale of up to 3,000,000 shares of Class A Common Stock, $.01 par value, of Dillard’s to be issued and delivered in accordance with the Dillard’s, Inc. Retirement Plan Trust (formerly, the Dillard Department Stores, Inc. Retirement Plan) (the “Plan”); and (ii) an indeterminate number of interests to be offered or sold pursuant to the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

/s/ Robert C. Connor
Robert C. Connor

June 30, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Dillard’s, Inc. (“Dillard’s”), acting pursuant to authorization of the Board of Directors of Dillard’s, hereby appoints James I. Freeman and Paul J. Schroeder, Jr., or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Dillard’s, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to (i) the issuance and sale of up to 3,000,000 shares of Class A Common Stock, $.01 par value, of Dillard’s to be issued and delivered in accordance with the Dillard’s, Inc. Retirement Plan Trust (formerly, the Dillard Department Stores, Inc. Retirement Plan) (the “Plan”); and (ii) an indeterminate number of interests to be offered or sold pursuant to the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

/s/ Nick White
Nick White

June 30, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Dillard’s, Inc. (“Dillard’s”), acting pursuant to authorization of the Board of Directors of Dillard’s, hereby appoints James I. Freeman and Paul J. Schroeder, Jr., or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Dillard’s, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to (i) the issuance and sale of up to 3,000,000 shares of Class A Common Stock, $.01 par value, of Dillard’s to be issued and delivered in accordance with the Dillard’s, Inc. Retirement Plan Trust (formerly, the Dillard Department Stores, Inc. Retirement Plan) (the “Plan”); and (ii) an indeterminate number of interests to be offered or sold pursuant to the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

/s/ Warren A. Stephens
Warren A. Stephens

June 30, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Dillard’s, Inc. (“Dillard’s”), acting pursuant to authorization of the Board of Directors of Dillard’s, hereby appoints James I. Freeman and Paul J. Schroeder, Jr., or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Dillard’s, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to (i) the issuance and sale of up to 3,000,000 shares of Class A Common Stock, $.01 par value, of Dillard’s to be issued and delivered in accordance with the Dillard’s, Inc. Retirement Plan Trust (formerly, the Dillard Department Stores, Inc. Retirement Plan) (the “Plan”); and (ii) an indeterminate number of interests to be offered or sold pursuant to the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

/s/ H. Lee Hastings, III
H. Lee Hastings, III

June 30, 2010

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, a director or officer, or both, of Dillard’s, Inc. (“Dillard’s”), acting pursuant to authorization of the Board of Directors of Dillard’s, hereby appoints James I. Freeman and Paul J. Schroeder, Jr., or any one of them, attorneys-in-fact and agents for me and in my name and on my behalf, individually and as a director or officer, or both, of Dillard’s, to sign a Registration Statement on Form S-8, together with all necessary exhibits, and any amendments (including post effective amendments) and supplements thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to (i) the issuance and sale of up to 3,000,000 shares of Class A Common Stock, $.01 par value, of Dillard’s to be issued and delivered in accordance with the Dillard’s, Inc. Retirement Plan Trust (formerly, the Dillard Department Stores, Inc. Retirement Plan) (the “Plan”); and (ii) an indeterminate number of interests to be offered or sold pursuant to the Plan, and generally to do and perform all things necessary to be done in connection with the foregoing as fully in all respects as I could do personally.

/s/ R. Brad Martin
R. Brad Martin

June 30, 2010